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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2001

                        COMMISSION FILE NUMBER 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                                                86-0708398
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


          3819 Osuna, NE                                           87109
      Albuquerque, New Mexico                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (505) 342-1100

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

        Exhibit           Description
        -------           -----------

         99.1 Press release dated January 23, 2001, announcing second quarter conference call on February 8, 2001.

ITEM 9. REGULATION FD DISCLOSURE

        The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

        On January 23, 2001, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, that the Company intends to release fiscal 2001 second quarter financial results, and to hold a publicly accessible conference call, on February 8, 2001. A copy of the Company's press release is attached hereto as
        Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                    LIGHTPATH TECHNOLOGIES, INC.



                                            By: /s/ Donna Bogue January 29, 2001
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                                                                     Donna Bogue
                                                               CFO and Treasurer